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                                                                    EXHIBIT 99.1







                CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350

In connection with the accompanying Quarterly Report on Form 10-Q of Bull Run Corporation (the "Company") for the quarterly period ended November 30, 2002 (the "Quarterly Report"), I, Robert S. Prather, Jr., President and Chief Executive Officer of the Company, hereby certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Quarterly Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that the information contained in the Quarterly Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



Date:    January 10, 2003           /s/ ROBERT S. PRATHER, JR.
                                    -----------------------------------
                                    Robert S. Prather, Jr.
                                    President and Chief Executive Officer





                CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350

In connection with the accompanying Quarterly Report on Form 10-Q of Bull Run Corporation (the "Company") for the quarterly period ended November 30, 2002 (the "Quarterly Report"), I, Frederick J. Erickson, Vice President - Finance and Chief Financial Officer of the Company, hereby certify pursuant to 18 U.S.C.
Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Quarterly Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that the information contained in the Quarterly Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



Date:    January 10, 2003           /s/ FREDERICK J. ERICKSON
                                    -----------------------------------
                                    Frederick J. Erickson
                                    Vice President - Finance and Chief Financial
                                    Officer